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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) November 6, 2001




                               MB FINANCIAL, INC.
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             (Exact name of Registrant as specified in its Charter)




         Maryland                       0-24566-01             36-4460265
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(State or other jurisdiction      (Commission File No.)       (IRS Employer
  of incorporation)                                         Identification No.)





801 West Madison Street, Chicago, Illinois                         60607
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (773) 645-7866




                                       N/A
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          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

     On November 6, 2001, each of MB Financial, Inc., a Delaware corporation ("MB Financial"), and MidCity Financial Corporation, a Delaware corporation ("MidCity Financial"), were merged with and into MB-MidCity, Inc., a Maryland corporation (the "New Company"), with the New Company as the surviving company. In the merger, each share of the common stock of MB Financial was converted into the right to receive one share of the common stock of the New Company, and each share of the common stock of MidCity Financial was converted into the right to receive 230.32955 shares of the common stock of the New Company, with cash paid in lieu of fractional shares. Upon completion of the merger, the name of the New Company was changed from MB-MidCity, Inc. to MB Financial, Inc. A press release announcing the completion of the merger was issued on November 7, 2001 and is attached as Exhibit 99.1.

     The merger was effected pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of April 19, 2001, by and among MB Financial, MidCity Financial and the New Company. The merger agreement was included as Appendix A to the joint proxy statement-prospectus for the merger filed by the New Company with the Securities and Exchange Commission on October 9, 2001 pursuant to Rule 424(b) under the Securities Act of 1933 and is incorporated herein by reference. The joint proxy statement-prospectus sets forth additional information regarding the merger and the parties to the merger agreement, including the terms of the merger agreement, the businesses of MB Financial and MidCity Financial, and the anticipated management and operation of the New Company following the merger.

Item 7.  Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired

     The audited consolidated financial statements of MB Financial as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000 are contained in MB Financial's Annual Report on Form 10-K, as amended on Form 10-K/A, for the year ended December 31, 2000 and incorporated herein by reference. The unaudited consolidated financial statements of MB Financial as of September 30, 2001 and for the three and nine-month periods ended September 30, 2001 and 2000 are contained in the New Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2001 and incorporated herein by reference.

     The audited consolidated financial statements of MidCity Financial as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000, and the unaudited consolidated financial statements of MidCity Financial as of September 30, 2001 and for the three and nine-month periods ended September 30, 2001 and 2000 are set forth in Exhibit 99.2 and incorporated herein by reference.


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     (b)  Pro forma financial information

     The unaudited pro forma combined financial statements of the New Company set forth in the New Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2001 are incorporated herein by reference.

     (c)  Exhibits

          2 Amended and Restated Agreement and Plan of Merger, dated as of April 19, 2001 (included as Appendix A to the joint proxy statement-prospectus filed by the New Company on October 9, 2001 pursuant to Rule 424(b) under the
                Securities Act of 1933 and incorporated herein by reference)

          23.1  Consent of McGladrey & Pullen LLP (filed herewith)

          23.2  Consent of KPMG LLP (filed herewith)

          99.1  Press Release Dated November 7, 2001 (filed herewith)

          99.2 Financial Statements of MidCity Financial Corporation (filed herewith)


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     MB FINANCIAL, INC.




Date: November 21, 2001              By: /s/ Jill E. York
                                        ---------------------------------------
                                        Jill E. York, Vice President, Treasurer
                                        and Chief Financial Officer







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                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION

  23.1              Consent of McGladrey & Pullen LLP

  23.2              Consent of KPMG LLP

  99.1              Press Release dated November 7, 2001

  99.2              Financial Statements of MidCity Financial Corporation
